UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

TimefireVR Inc.

(Exact name of registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7150 E. Camelback Rd. Suite 444 Scottsdale AZ	85251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 617-8888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(b)

As disclosed in TimefireVR Inc. (the “Company”)’s current report on Form 8-K (the “Original 8-K”) filed on November 30, 2018, the Company adjourned the Annual Meeting of stockholders until December 6, 2018, to hold a vote on proposal 3.

The number of votes cast for or against/withheld for proposal 3, as well as the number of abstentions is set forth below.

Proposal 3: The Company’s shareholders voted not to approve an amendment to the Company’s Articles of Incorporation to effect a proposed reverse stock split as set forth below:

Ratio	Votes For	Votes Against	Abstain	Broker Non-Votes
1-for-30	100,748,041	108,597,511	1,018,323	299,989
1-for-400	90,814,920	118,758,399	790,555	299,990
Any ratio in between 1-for-30 and 1-for-400	92,069,181	117,971,917	322,777	299,989

The Original 8-K erroneously reported 938,975 shares as cast for 3 years in Proposal 6 which should have been recorded as cast for 2 years. The correct proportions for Proposal 6 are below:

Proposal 6: Proposal to vote, on a non-binding advisory basis, whether a non-binding advisory vote on the Company’s named executive officer compensation should be held every one, two or three years.

The Company’s shareholders voted to hold a non-binding advisory vote on named executive compensation every three years as set forth below:

1 year	2 years	3 years	Abstain	Broker Non-Votes
15,774,301	10,000,442	57,337,677	1,984,146	125,567,298

(d)

As reported above, the Company’s shareholders approved, on an advisory basis, “three years” as the frequency for holding an advisory vote on the compensation of the Company’s named executive officers. Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement filed with the SEC on October  23, 2018 and the vote of the Company’s shareholders on proposal 6 at the Annual Meeting, the Company intends to hold the advisory vote on the compensation of the Company’s named executive officers every three years. The Company intends to continue holding such votes every three years until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TimefireVR Inc.
Date: December 12, 2018	By: /s/ Jonathan Read
Name: Jonathan Read
Title: Chief Executive Officer